Supplement dated July 18, 2012 to the

PNC Funds Statement of Additional Information (“SAI”)

Dated September 30, 2011

This Supplement provides new and additional information beyond that contained in the above-mentioned SAI and should be read in conjunction with such SAI.

The section entitled “Underwriter” on page 101 of the SAI is removed and replaced in its entirety with the following:

Underwriter

PNC Funds Distributor, LLC (formerly known as Professional Funds Distributors, LLC) (“PFD”) acts as principal underwriter (the “Underwriter”) for the Funds’ shares pursuant to its distribution agreement with the Trust.  PFD was acquired by Foreside Financial Group LLC (“Foreside”) effective July 1, 2012.  Prior to its acquisition by Foreside, Professional Funds Distributors, LLC served as the Funds’ principal underwriter.  The Underwriter has its principal business office at Three Canal Plaza, Suite 100, Portland, Maine 04101.  Shares are sold typically on a continuous basis.  The Underwriter has agreed to use commercially reasonable efforts to distribute shares of the Funds.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-SAI1-0712